                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)        December 15, 1997
                                               ------------------------------


The Money Store Residential Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1997 providing for the issuance of The Money Store Residential Loan Certificates, Series 1997-I

                                TMS Mortgage Inc.
                        The Money Store Home Equity Corp.
                         The Money Store/ Minnesota Inc.
                         The Money Store/ Kentucky Inc.
                           The Money Store/ D.C. Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


New Jersey                     333-20817-10                 Applied For
----------                     ------------                 -----------

State or other                 (Commission                   (IRS Employer
jurisdiction of                File Number)                  ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
-------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                        (908) 686-2000
                                                            --------------
                                   n/a
-------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5                    Other Events
                          ------------

          Attached herein as Annex A is a copy of the Monthly
Statement sent to Class A Certificate holders with respect to the December 15, 1997 Remittance Date.


Item 7                    Financial Statements and Exhibits
                          ---------------------------------

       The quarterly financial statement for the period ended
September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange
Commission on November 14, 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             THE MONEY STORE INC.


                                             By: /s/ Harry Puglisi
                                             ----------------------------------
                                                     Harry Puglisi
                                                      Treasurer


       Dated:            December 31, 1997

                                  Schedule A

                              List of Originators
                              -------------------

                           Residential Trust 1997-1
                           ------------------------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                             SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1997-I FOR THE DECEMBER 10, 1997 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                   $4,889,877.01


    LESS: SERVICE FEE                                                               47,024.09
         CONTINGENCY FEE                                                            47,024.09
         OTHER SERVICER FEES (Late Charges / Escrow)                                 8,334.62
         UNREIMBURSED MONTHLY ADVANCES                                                   0.00
                                                                     ------------------------

                                                                                   102,382.80
    PLUS: MONTHLY ADVANCE - INCLUDING
              COMPENSATING INTEREST                                                 65,014.06
         PRE-FUNDING ACCOUNT TRANSFER                                              184,556.15
         CAPITALIZED INTEREST ACCOUNT TRANSFER                                       3,953.60
                                                                     ------------------------

                                                                                   253,523.81
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                              0.00

                                                                     ------------------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                                           5,041,018.02
                                                                     ========================


2.  (A) ORIGINAL CLASS A-1 PRINCIPAL BALANCE
                                                                               107,489,673.59

    (B) ORIGINAL CLASS A-2 PRINCIPAL BALANCE
                                                                                64,708,000.00

    (C) ORIGINAL CLASS A-3 PRINCIPAL BALANCE
                                                                                49,602,000.00

    (D) ORIGINAL CLASS M-1 PRINCIPAL BALANCE
                                                                                29,710,000.00

    (E) ORIGINAL CLASS M-2 PRINCIPAL BALANCE
                                                                                17,391,000.00

    (F) ORIGINAL CLASS B PRINCIPAL BALANCE
                                                                                23,913,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS A-1                                                                   3,391,198.37
     CLASS A-2                                                                           0.00
     CLASS A-3                                                                           0.00
     CLASS M-1                                                                           0.00
     CLASS M-2                                                                           0.00
     CLASS B                                                                             0.00

  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT:                                          3,391,198.37


4.  (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                          0.00
        CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                          0.00
        CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                          0.00
        AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                        0.00

    (B) CLASS A REALIZED LOSS AMOUNT                                                                            0.00
        CLASS M REALIZED LOSS AMOUNT                                                                            0.00
        CLASS B REALIZED LOSS AMOUNT                                                                            0.00
        AGGREGATE REALIZED LOSS AMOUNT                                                                          0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                                              7,604,173.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                                              1,357,593.08
   # OF LOANS                                                                                                    212

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                                        210,756.19

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                                        666,636.63

9.  AMOUNT OF INTEREST RECEIVED                                                                         2,643,099.06

10. (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
         THE DETERMINATION DATE
         MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                                         65,014.06

    (B)  AMOUNT OF COMPENSATING INTEREST                                                                      368.49

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                                         11,045.72

13. CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                575,069.75
         (B) PRINCIPAL DISTRIBUTION AMOUNT                             3,391,198.37
         (C) CARRY FORWARD AMOUNT                                              0.00
         (D) MONTHLY ADVANCE                                                   0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                                                              3,966,268.12

      CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                349,423.20
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                     0.00
         (C) CARRY FORWARD AMOUNT                                              0.00
         (D) MONTHLY ADVANCE                                                   0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                                                                349,423.20

      CLASS A-3 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                276,117.80
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                     0.00
         (C) CARRY FORWARD AMOUNT                                              0.00
         (D) MONTHLY ADVANCE                                                   0.00

         TOTAL CLASS A-3 REMITTANCE AMOUNT                                                                276,117.80


      CLASS A REMITTANCE AMOUNT:
          (A) CURRENT INTEREST REQUIREMENT                                 1,200,610.75
          (B) PRINCIPAL DISTRIBUTION AMOUNT                                3,391,198.37
          (C) CARRY FORWARD AMOUNT                                                 0.00
          (D) MONTHLY ADVANCE                                                      0.00

          TOTAL CLASS A REMITTANCE AMOUNT                                                          4,591,809.12

      CLASS M-1 REMITTANCE AMOUNT:
          (A) CURRENT INTEREST REQUIREMENT                                   175,412.79
          (B) PRINCIPAL DISTRIBUTION AMOUNT                                        0.00
          (C) CARRY FORWARD AMOUNT                                                 0.00
          (D) MONTHLY ADVANCE                                                      0.00

          TOTAL CLASS M-1 REMITTANCE AMOUNT                                                          175,412.79

      CLASS M-2 REMITTANCE AMOUNT:
          (A) CURRENT INTEREST REQUIREMENT                                   109,200.99
          (B) PRINCIPAL DISTRIBUTION AMOUNT                                        0.00
          (C) CARRY FORWARD AMOUNT                                                 0.00
          (D) MONTHLY ADVANCE                                                      0.00

          TOTAL CLASS M-2 REMITTANCE AMOUNT                                                          109,200.99

      CLASS M REMITTANCE AMOUNT:
          (A) CURRENT INTEREST REQUIREMENT                                   284,613.78
          (B) PRINCIPAL DISTRIBUTION AMOUNT                                        0.00
          (C) CARRY FORWARD AMOUNT                                                 0.00
          (D) MONTHLY ADVANCE                                                      0.00

          TOTAL CLASS M REMITTANCE AMOUNT                                                            284,613.78

      CLASS B REMITTANCE AMOUNT:
          (A) CURRENT INTEREST REQUIREMENT                                   149,954.44
          (B) PRINCIPAL DISTRIBUTION AMOUNT                                        0.00
          (C) CARRY FORWARD AMOUNT                                                 0.00
          (D) MONTHLY ADVANCE                                                      0.00

          TOTAL CLASS B REMITTANCE AMOUNT                                                            149,954.44

      AGGREGATE REMITTANCE AMOUNT:
          (A) CURRENT INTEREST REQUIREMENT                                 1,635,178.97
          (B) PRINCIPAL DISTRIBUTION AMOUNT                                3,391,198.37
          (C) CARRY FORWARD AMOUNT                                                 0.00
          (D) MONTHLY ADVANCE                                                      0.00

          TOTAL REMITTANCE AMOUNT                                                                  5,026,377.34

      14. (A) REIMBURSABLE AMOUNT (I-22)                                                                   0.00
          (B) GP REMITTANCE AMOUNT PAYABLE                                                                 0.00

      15. (A) CLASS A-1 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                                  104,098,475.22

      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                     64,708,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                     49,602,000.00

      (D) CLASS M-1 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                     29,710,000.00

      (E) CLASS M-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                     17,391,000.00

      (F) CLASS B PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                     23,913,000.00

      (G) TOTAL POOL PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                    289,422,475.22

16.   TRIGGER EVENT CALCULATION                                                                              TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

      (1) (i)  DOES NOT EXCEED 50% OF (ii)
          (i)  SIXTY-DAY DELINQUENCY RATIO                                              0.75%
          (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                                    7.58%        9.94%          YES

      (2)  BOTH (A) AND (B)

           (A) EITHER (X) OR (Y)
               (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY
                   RATIO EXCEEDS 9%       OR                                            0.00%
               (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $3913056.00              14,045.59         NO

           (B) EITHER (X) OR (Y)
               (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY
                   RATIO EXCEEDS 15%      OR                                            0.00%
               (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $13043520                 14,045.59         NO             NO

      (3)  (i) IS GREATER THAN 75% OF (ii)

         (i)  PRIOR CLASS A & CLASS M PRINCIPAL BALANCES                      268,900,673.59
         (ii) PRINCIPAL BALANCE AS OF THE END OF THE SECOND PRECEDING
              DUE PERIOD                                                      295,268,020.43         91.07%         YES
                                                                                                               -------------
              IF EITHER (1), (2) OR (3) = "YES", THEN THE TRIGGER EVENT
              IS ON EFFECT                                                                                          YES
                                                                                                               -------------


17. CUMULATIVE REALIZED LOSSES                                                                                    14,045.59

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
       EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                                           0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                                  47,024.09

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                                47,024.09

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                                   14,640.68

    (D) FHA PREMIUM ACCOUNT                                                                                        3,478.21

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                                                        0.00
           (B) SECTION 5.04 (c)                                                                                        0.00
           (C) SECTION 5.04 (d)(ii)                                                                                    0.00
           (D) SECTION 5.04 (e)                                                                                        0.00
           (E) SECTION 5.04 (f)(i)                                                                                94,048.18

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                       104,098,475.22                     0.90776165
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                      114,676,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                        64,708,000.00                     1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                       64,708,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                        49,602,000.00                     1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                       49,602,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                                        29,710,000.00                     1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                                       29,710,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                                        17,391,000.00                     1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                                       17,391,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                                        23,913,000.00                     1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                       23,913,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                            289,422,475.22                     0.96474158
    ORIGINAL POOL  PRINCIPAL BALANCE                                          300,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                  14.008%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                    15.558%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
        CLASS A-3, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                    6.765%
                                                                   -----------------------------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                        08/31/97            10/31/97         11/30/97
                                                                   -----------------------------------------------------------------
                                                                            13.000%              14.012%          14.008%

23. (A) SENIOR PERCENTAGE                                                                        100.00%

    (B) CLASS B PERCENTAGE                                                                         0.00%

24. (A) SPREAD AMOUNT                                                                       5,845,545.21

    (B) SPECIFIED SUBORDINATED AMOUNT                                                      24,250,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                        0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                                                        0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                                                        0.00

    (B) UNPAID CLASS A REALIZED LOSS AMOUNT                                                         0.00
        UNPAID CLASS M REALIZED LOSS AMOUNT                                                         0.00
        UNPAID CLASS B REALIZED LOSS AMOUNT                                                         0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                            1,156,212.47

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                                      3,478.21
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                         5,712.53

28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
      RECEIVED DURING THE MONTH                                                                     0.00

29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                  30,000,000.00

30. CLAIMS FILED DURING THE DUE PERIOD                                                              0.00

31. CLAIMS PAID DURING THE PERIOD                                                                   0.00

32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                          0.00

33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                             0.00

34. OTHER INFORMATION                                                                                N/A

                                    EXHIBIT O
                  REMIC DELINQUENCIES AS OF -NOVEMBER 30, 1997


RESIDENTIAL     OUTSTANDING             #
TRUST           DOLLARS                 ACCOUNTS         RANGES                   AMOUNT             NO             PCT
1997-I            $237,735,305.56          17,961         1 TO 29 DAYS            26,678,095.33        2,173         11.22%
                                                         30 TO 59 DAYS             3,873,344.82          368          1.63%
                                                         60 TO 89 DAYS             1,790,772.87          212          0.75%
                                                         90 AND OVER               1,969,321.70          209          0.83%

                                                         FORECLOSURE                       0.00            0          0.00%
                                                         REO PROPERTY                      0.00            0          0.00%


                                                         TOTALS                  $34,311,534.72        2,962         14.43%
                                                                           ================================================

RESIDENTIAL TRUST 1997-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE              CLASS A-1            CLASS A-2             CLASS A-3          CLASS M-1
------------------------------------------------------------------------------------------------
(ii)                    1,132.66             1,047.06              1,792.30             896.91

(vi)                       14.31                 0.00                  0.00               0.00

(vii)                       2.22                 0.00                  0.00               0.00

(viii)                      7.02                 0.00                  0.00               0.00


(xiii)     (a)              6.06                 5.65                  9.98               5.30
           (b)             35.73                 0.00                  0.00               0.00
           (c)              0.00                 0.00                  0.00               0.00
           (d)              0.00                 0.00                  0.00               0.00


(xv)                    1,096.93             1,047.06              1,792.30             896.91


(xxxv)                      0.00                 0.00                  0.00               0.00


SUBCLAUSE                                   CLASS M-2                                CLASS B
------------------------------------------------------------------------------------------------
(ii)                                           927.52                                 1,739.13

(vi)                                             0.00                                     0.00

(vii)                                            0.00                                     0.00

(viii)                                           0.00                                     0.00


(xiii)     (a)                                   5.82                                    10.91
           (b)                                   0.00                                     0.00
           (c)                                   0.00                                     0.00
           (d)                                   0.00                                     0.00


(xv)                                           927.52                                 1,739.13


(xxxv)                                           0.00                                     0.00